CHURCHILL TAX-FREE FUND OF KENTUCKY


                          Supplement to the Prospectus
                      for Class A Shares and Class C Shares
                              Dated April 30, 2003


     The table of "Fees and Expenses of the Fund" is replaced by the following:

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                         Class A           Class C
                                         Shares            Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)       4.00%               None

Maximum Deferred Sales Charge (Load)     None(1)              1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price).....None                 None
Redemption Fees..........................None                 None
Exchange Fees............................None                 None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fees ..........................0.40%               0.40%
Distribution (12b-1) Fee..................0.15%               0.75%
All Other Expenses:
 Service Fee.....................None                   0.25%
 Other Expenses (3)..............0.19%                  0.19%
 Total All Other Expenses (3).............0.19%               0.44%
Total Annual Fund
 Operating Expenses (3)(4)................0.74%               1.59%

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if your shares are redeemed during the first two years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if your shares are redeemed during the first 12 months after purchase.

(3) Does not reflect an offset in Fund expenses received in the year ended December 31, 2002 for uninvested cash balances. Reflecting this offset for that year, total annual Fund operating expenses were 0.73% for Class A Shares and 1.58% for Class C Shares.

(4) On May 23, 2003, the shareholders approved a new Advisory and Administration Agreement under which the Fund became responsible for fund accounting expenses. Based on current net assets of approximately $290 million the impact increased expenses by 0.02%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years     5 years      10 years

Class A Shares............$473      $627         $795        $1,282
Class C Shares............$262      $502         $866        $1,451(5)

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares............$162      $502        $866         $1,451(5)

(5) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee.







                   The date of this Supplement is May 29, 2003

                       CHURCHILL TAX-FREE FUND OF KENTUCKY


                          Supplement to the Prospectus
                      for Class I Shares and Class Y Shares
                              Dated April 30, 2003


     The table of "Fees and Expenses of the Fund" is replaced by the following:

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No Class I Shares are currently outstanding.


                                            Class I          Class Y
                                            Shares           Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
  (as a percentage of offering price) .......None             None
Maximum Deferred Sales Charge (Load).........None             None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends or Distributions
  (as a percentage of offering price)........None             None
Redemption Fees..............................None             None
Exchange Fees................................None             None


Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)


Management Fees .............................0.40%            0.40%
Distribution (12b-1) Fee.....................0.10%(1)         None
All Other Expenses (2).......................0.39%            0.19%
Total Annual Fund Operating Expenses (2).....0.89%            0.59%

(1) Current rate; up to 0.25% can be authorized.

(2) Does not reflect an offset in Fund expenses received in the year ended December 31, 2002 for uninvested cash balances. Reflecting this offset for that year, total annual Fund operating expenses would have been 0.88% for Class I Shares; and 0.58% for Class Y Shares. Expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.14%; Class Y Shares bear only the common charges of 0.14% and an allocation for transfer agent services of 0.05%.

(3) On May 23, 2003, the shareholders approved a new Advisory and Administration Agreement under which the Fund became responsible for fund accounting expenses. Based on current net assets of approximately $290 million the impact increased expenses by 0.02%.


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           1 year   3 years  5 years   10 years

 Class I Shares..........  $91       $284       $493     $1,096
 Class Y Shares........... $60       $189       $329     $  738







                   The date of this Supplement is May 29, 2003

                       CHURCHILL TAX-FREE FUND OF KENTUCKY


              Supplement to the Statement of Additional Information
                              Dated April 30, 2003


     The following sentence is added to the paragraph under the heading "Approval of the Proposed and Current Advisory and Administration Agreements":

     On May 23, 2003, the shareholders approved the new Advisory and Administration Agreement, under which the Fund became responsible for fund accounting expenses.









                   The date of this Supplement is May 29, 2003